Exhibit 10.1

Execution Version

SEVENTH AMENDMENT

THIS SEVENTH AMENDMENT (this “Amendment”) is made as of the 17th day of September, 2012 by and between KVH Industries, Inc., a Delaware corporation with its principal place of business located at 50 Enterprise Center, Middletown, Rhode Island (the “Borrower”), and Bank of America, N.A. (successor-by-merger with Fleet National Bank and assignee of Banc of America Leasing & Capital, LLC [itself a successor-by-merger with Fleet Capital Corporation]), a national banking association with a place of business located at 111 Westminster Street, Providence, Rhode Island (the “Lender”).

PURPOSE:

On July 17, 2003, the Borrower, Fleet Capital Corporation (predecessor-in-interest to Banc of America Leasing & Capital, LLC) and Fleet National Bank (predecessor-in-interest to the Lender, as issuing lender and cash management bank) entered into, among other things, that certain Amended and Restated Credit and Security Agreement (as amended to date, the “Credit Agreement”) providing for a $15,000,000 line of credit (the “Line”) to the Borrower.

As further evidence of the Line, the Borrower executed and delivered to Fleet Capital Corporation that certain Revolving Credit Note dated July 17, 2003 in the amount of $15,000,000 (as amended to date, the “Note”).

Banc of America Leasing & Capital, LLC assigned all of its rights in and to the Credit Agreement and the Note, together with any and all other documents executed and/or prepared in connection therewith (collectively, the “Loan Documents”), to the Lender pursuant to that certain Assignment and Assumption and Amendment and Note Modification Agreement dated as of July 17, 2006, by and among the Borrower, Bank of America Leasing & Capital, LLC and the Lender. On December 28, 2006, the parties hereto entered into that certain Second Amendment and Note Modification Agreement, on August 20, 2007, the parties hereto entered into that certain Third Amendment and Note Modification Agreement, on December 31, 2008, the parties hereto entered into that certain Fourth Amendment and Note Modification Agreement, on June 9, 2011, the parties hereto entered into that certain Fifth Amendment and Note Modification Agreement (the “Fifth Amendment”) and on March 1, 2012, the parties entered into that certain Sixth Amendment (the “Sixth Amendment”).

The Lender and the Borrower are desirous of making certain modifications to the Credit Agreement.

NOW, THEREFORE, in consideration of the terms and conditions herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows (capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement):

1. The introductory paragraph of Section 2.1(g) of the Credit Agreement is hereby amended to read as follows:

(g) Term Loan(s) Conversion. Subject to the terms hereof and so long as no Default or Event of Default has occurred which is continuing, the Lender agrees to make one or more term loans (or other appropriate term loan structures as mutually agreed to by Borrower and Lender) and, upon sufficient prior written notice to the Lender to enable the Lender to determine that all conditions precedent have been satisfied, the Borrower may convert all or any portion of a Revolving Loan into such term loan(s), on any Business Day occurring on or before September 30, 2013 (which, in the case of a conversion of a Revolving Loan bearing interest at the LIBOR Rate into a term loan, shall be the last day of the LIBOR Interest Period applicable to such Revolving Loan), provided that:

2. Section 2.1(g)(v)(12) of the Credit Agreement is hereby amended in its entirety to read as follows:

(12) an “as built” appraisal of the Project Premises (ordered by Lender and the property of Lender with all costs thereof the responsibility of Borrower), dated within one hundred twenty (120) days of the date of such conversion, supporting a loan to value of not more than eighty percent (80%) of the lower of the cost or fair market value of the Project Premises in connection with any commercial real estate loan to be extended by the Lender (it being understood that (i) upon request of Borrower, term loans shall be provided hereunder to the extent the same can support the above-referenced loan to value, (ii) upon request of Borrower, to the extent the principal of such term loans, in the aggregate, is less than $12,000,000 as a result of the above-referenced loan to value, Lender shall provide supplemental fully-amortizing term loan(s) on similar terms other than amortization (including, at a minimum, interest rate and term) to cover such shortfall, and (iii) to the extent such supplemental loans are secured by a mortgage on the Project Premises, such supplemental term loan(s) shall not be factored in the loan to value determination); and

3. Except as modified hereby, the Borrower hereby affirms and restates all of the covenants and agreements made and set forth in the Loan Documents and any and all other documents executed in connection therewith.

4. All references to the Credit Agreement appearing in the Note, the Loan Documents and any and all other documents executed in connection therewith shall be deemed to mean the Credit Agreement as amended hereby.

5. Borrower represents and warrants to Lender that: (a) Borrower has the full power and authority to execute, deliver and perform its respective obligations under, the Credit Agreement, as amended by this Amendment, (b) the execution and delivery of this Amendment have been duly authorized by all necessary action of the Board of Directors of Borrower; (c) the representations and warranties contained or referred to in the Credit Agreement are true and accurate in all material respects as of the date of this Amendment (except to the extent that such representations and warranties expressly relate to an earlier date or have been publicly disclosed in a prior filing with the Securities and Exchange Commission); and (d) no Event of Default has occurred and is continuing or will result after giving effect to this Amendment and the transactions contemplated by this Amendment and the Credit Agreement.

6. This Amendment shall take effect upon the receipt by the Lender of (a) this Amendment duly executed by the Borrower and Lender; (b) notwithstanding the provisions of Section 5 of the Sixth Amendment payment to the Lender of the $12,500 balance of the amendment fee set forth in the Fifth Amendment upon the first to occur of the extension of the term loan(s) described in Section 2.1(g) of the Credit Agreement or September 30, 2013; and (c) payment of all reasonable costs and expenses (including, without limitation, the reasonable costs and expenses of Lender’s counsel) incurred by Lender in connection with this Amendment.

7. Any provision of this Amendment which is prohibited or unenforceable under any jurisdiction shall, as to such jurisdiction, be ineffective, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

8. This Amendment is intended by the parties hereto as a final expression of this Amendment and is also intended as a complete and exclusive statement of the terms hereof. No course of dealing, course of performance or trade usage, and no patrol or evidence of any nature shall be used to supplement or modify any terms hereof.

9. This Amendment has been negotiated, executed, and delivered in, and shall be deemed to have been made in the State of Rhode Island, and the validity of this Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder shall be determined under, governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Rhode Island.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first above written.

WITNESS:	KVH INDUSTRIES, INC.

/s/ Eileen Pribula	By:	/s/ Patrick J. Spratt
	Name:	Patrick J. Spratt
	Title:	CFO

BANK OF AMERICA, N.A.

	By:	/s/ Donald C. McQueen
	Name:	Donald C. McQueen
	Title:	Sr. Vice President

[Signature Page to KVH Seventh Amendment]